SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 12, 2002
                        (Date of Earliest Event Reported)

                           PHILLIPS PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                 001-00720               73-0400345
       (State or other       (Commission File Number)     (IRS Employer
        jurisdiction                                      Identification
       of incorporation)                                      Number)

                 PHILLIPS BUILDING, BARTLESVILLE, OKLAHOMA 74004
          (Address of principal executive offices, including Zip Code)
                                 (918) 661-6600
              (Registrant's telephone number, including area code)


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ITEM 5 - OTHER EVENTS.

      On March 12, 2002, Phillips Petroleum Company ("Phillips") announced that its stockholders had voted to approve the proposed merger of equals between Phillips and Conoco Inc. ("Conoco") at a special meeting held on March 12, 2002. A copy of the press release issued by Phillips on March 12, 2002 is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7(C) - EXHIBITS.


    99.1      Press Release, dated March 12, 2002.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILLIPS PETROLEUM COMPANY

Date:  March 12, 2002                     By:   /S/ J. BRYAN WHITWORTH
                                              ------------------------
                                          Name:  J. Bryan Whitworth, Esq.
                                          Title: Executive Vice President,
                                                 General Counsel and Chief
                                                 Administrative Officer

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                                  EXHIBIT INDEX


    99.1      Press Release, dated March 12, 2002.